UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

Akero Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38944	81-5266573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 350 South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 487-6488

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AKRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On September 13, 2022, Akero Therapeutics, Inc. (the “Company”) issued a press release titled “In Akero Therapeutics’ Phase 2b HARMONY Study, Both the 50mg and 28mg EFX Doses Achieved Statistical Significance on Primary and Secondary Histology Endpoints after 24 Weeks.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

The Company from time to time presents and/or distributes to the investment community slide presentations to provide updates and summaries of its business. A copy of its HARMONY Study slide presentation is being filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

On September 13, 2022, the Company released topline data from HARMONY, a 24-week Phase 2b study evaluating the efficacy and safety of its lead product candidate efruxifermin (“EFX”) in patients with pre-cirrhotic nonalcoholic steatohepatitis (“NASH”), fibrosis stage 2 or 3 (“F2-F3”). The study met its primary endpoint for both the 50mg and 28mg efruxifermin (“EFX”) dose groups, with 41% and 39% of EFX-treated patients, respectively, experiencing at least a one-stage improvement in liver fibrosis with no worsening of NASH by week 24, compared with 20% for the placebo arm. The study also met a key secondary endpoint with 76% and 47% of patients treated with 50mg and 28mg, respectively, achieving NASH resolution without worsening of fibrosis, compared with 15% for placebo. In addition, 41% and 29% of patients treated with 50mg and 28mg, respectively, achieved both endpoints (NASH resolution and fibrosis improvement ≥1 stage), compared with 5% for placebo.

Patients in the HARMONY study exhibited characteristics of patients at high risk of disease progression. The mean body weight across dose groups was approximately 105 kilograms. Roughly 70% of patients across dose groups had Type 2 diabetes as well as NASH. Approximately twice as many patients in the HARMONY study had fibrosis stage 3 (66%) as fibrosis stage 2 (34%). Despite these indicators of more advanced disease, the study also demonstrated statistically significant effects in multiple secondary endpoints in both dose groups, including improvements in liver fat, liver enzymes, non-invasive fibrosis markers, HbA1c, lipoproteins, and body weight. Treatment with EFX was generally well-tolerated, with a tolerability profile comparable to that observed in the Company’s Phase 2a BALANCED study.

EFX was reported to be generally well tolerated. Across both dose groups, the most frequent adverse events (“AEs”) were grade 1 or 2 gastrointestinal events (diarrhea, nausea, increased appetite, and frequent bowel movements), which were transient in nature. A total of five patients treated with EFX were discontinued due to AEs (two in the 28mg group and three in the 50mg group, one of which was reported to be unrelated to study drug), compared with none for placebo. A single drug-related serious adverse event (“SAE”) of esophagitis was experienced by a patient in the 50mg group who had a history of gastroesophageal reflux disease. Three other SAEs were reported as unrelated to study drug.

In July of 2021, the Company initiated the SYMMETRY study, a Phase 2b trial in biopsy-confirmed NASH patients with compensated cirrhosis, Child-Pugh class A. Based on enrollment to date, Akero expects to report results from the ongoing Phase 2b SYMMETRY study in the second half of 2023. Results from a 12-week expansion cohort of the SYMMETRY study, evaluating treatment of EFX on top of GLP-1 therapy in patients with F1-F3 fibrosis, are expected in the first half of 2023.

Forward-Looking Statements

This Current Report on Form 8-K and certain materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding: the Company’s business plans and objectives, including future plans or expectations for efruxifermin (EFX), the therapeutic effects and clinical benefits of EFX, as well as the dosing, safety and tolerability of EFX; and upcoming milestones, including the results, and expected timing to report such results of the Company’s Phase 2b SYMMETRY study; and the Company’s preparations for commercialization of EFX, if approved.

Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the impact of public health epidemics affecting countries or regions in which we have operations or do business, such as COVID-19, which has been labelled a pandemic by the World Health Organization, including potential negative impacts on the Company’s employees, manufacturers, supply chain and production as well as on global economies and financial markets; the company’s ability to execute on its strategy; positive results from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; regulatory developments in the United States; and risks related to the competitive landscape. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s annual report on Form 10-K filed, with the United States Securities and Exchange Commission (SEC) and quarterly reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Akero Therapeutics, Inc. on September 13, 2022

99.2	Slide presentation of Akero Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2022	AKERO THERAPEUTICS, INC.

	By:	/s/ Andrew Cheng
Andrew Cheng, M.D., Ph.D. President and Chief Executive Officer